Exhibit 10.1

AMENDMENT TO THE SUBSCRIPTION AGREEMENT

This Amendment (this "Amendment") to that certain Subscription Agreement, dated as of August 4, 2021 (the "Subscription Agreement") is entered into as of February 3, 2022 (the "Effective Date"), by and among Growth Capital Acquisition Corp., a Delaware corporation ("GCAC"), and the undersigned ("Subscriber"). Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Subscription Agreement.

RECITALS

WHEREAS, GCAC and Subscriber desire to amend Section S(iv) of the Subscription Agreement to extended such term from six (6) months from the date of the Subscription Agreement to March 31, 2022; and

WHEREAS, pursuant to Section 6.4 of the Subscription Agreement, the Subscription Agreement may be amended in writing by Subscriber and GCAC, and consented to by the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective upon the Effective Date, Section S(iv) of the Subscription Agreement is hereby amended and restated in its entirety to read in full as follows:

"(iv) March 31, 2022;"

SECTION 2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

SECTION 3. Miscellaneous. Except as provided herein, the Subscription Agreement shall remain unchanged and in full force and effect. This Amendment may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery by email to counsel for the other parties of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

GROWTH CAPITAL ACQUISITION CORP.

By:
Name:
Title:

By:
Name:
Title:

Accepted and agreed to by:

SUBSCRIBER

[Insert Name of Subscriber]

By:
Name:
Title:

This Amendment is consented to by the Company pursuant to Section 6.4(ii) of the Subscription Agreement:

CEPTON TECHNOLOGIES, INC.

By:
Name:
Title:

[Signature Page to Amendment to Subscription Agreement]